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                                                                    Exhibit 23.2

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
1st Colonial Bancorp, Inc.:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in Amendment No. 1 to Form SB-2 Registration Statement.



/s/ KPMG LLP
Philadelphia, PA
April 9, 2004